NYSE Group, Inc.

Merrill Lynch Banking & Financial
Services Conference

November 16, 2006

Exhibit 99.1

Legal Disclaimer

Cautionary Note Regarding Forward-Looking Statements
Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties.  NYSE
Group, Inc. (“NYSE Group”), Euronext N.V. (“Euronext”) and  NYSE Euronext, Inc. (“NYSE Euronext”) caution readers that any forward-
looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including estimated revenue and cost synergies, NYSE
Euronext’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s filings with the U.S. Securities Exchange Commission (the “SEC”), including its Report on Form 10-K for the fiscal year ending December 31, 2005 which is available on NYSE Group’s website at http://www.nyse.com and the SEC’s website at
SEC's Web site at www.sec.gov. and in Euronext’s filings with the Autoriteit Financiële Markten (Authority for the Financial Markets) in
The Netherlands, including its annual report and registration document for 2005, which is available on Euronext’s website at
http://www.euronext.com. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Cautionary Note Regarding Projections
Although the projections that appear in this document were prepared in good faith by management of NYSE Group and Euronext, no assurance can be made regarding future events. The estimates and assumptions underlying the projections involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and are inherently subject to significant business, economic, competitive and regulatory uncertainties, all of which are difficult to predict and many of which are beyond the control of NYSE Group and Euronext. Accordingly, there can be no assurance that the projected results would be realized or that actual results would not differ materially from those presented in the financial data. Such projections cannot, therefore, be considered a reliable predictor of future operating results, and this information should not be relied on as such. The projections were not prepared with a view toward complying with the guidelines established by the
American Institute of Certified Public Accountants with respect to prospective financial data, published guidelines of the SEC regarding forward-looking statements, or U.S. generally accepted accounting principles. In the view of NYSE Group management and Euronext management, the information was prepared on a reasonable basis. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this document are cautioned not to place undue reliance on this information.

Neither NYSE Group nor Euronext intends to update or otherwise revise the prospective financial data to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error. Furthermore, neither NYSE Group nor Euronext intends to update or revise the prospective financial data to reflect changes in general economic or industry conditions.

Legal Disclaimer (continued)

Additional Information About a Pending Transaction
In connection with the proposed business combination transaction between NYSE Group and Euronext, a newly formed holding company, NYSE Euronext, has filed with the SEC a Registration Statement on Form S-4 (File No. 333-137506) (the “S-4”)  that includes preliminary versions of the following documents: a proxy statement of NYSE Group, a shareholder circular of Euronext, and an exchange offer prospectus, each of which constitutes a prospectus of NYSE Euronext.  The S-4 has not yet become effective. The parties will file other relevant documents concerning the proposed transaction with the SEC. Following the S-4 being declared effective by the SEC, NYSE Group intends to mail the final proxy statement/prospectus to its shareholders and Euronext intends to mail the final shareholder circular/prospectus and final exchange offer prospectus to its shareholders. Such final documents, however, are not currently available.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS,
SHAREHOLDER CIRCULAR/PROSPECTUS AND EXCHANGE OFFER PROSPECTUS REGARDING THE PROPOSED
BUSINESS COMBINATION TRANSACTION, IF AND WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.
You may obtain a free copy of the S-4 and the final proxy statement/prospectus, shareholder circular prospectus, and exchange offer prospectus, if and when such documents become available, and other related documents filed by NYSE Group and NYSE Euronext with the SEC at the SEC's Web site at www.sec.gov.  The final proxy statement/prospectus, shareholder circular/prospectus, and exchange offer prospectus, if and when they become available, and the other documents may also be obtained for free by accessing
NYSE Group’s Web site at http://www.nyse.com .

NYSE Group, Euronext and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Group stockholders in respect of the pro-posed business combination transaction.  You can find information about NYSE Group's executive officers and directors in NYSE Group's definitive proxy statement filed with the SEC on April 11, 2006.  You can obtain free copies of these documents and of the final proxy statement/prospectus, if and when it becomes available, from NYSE Group by contacting its investor relations department. Additional information regarding the interests of such potential participants have been included in the S-4 and will be included in the final proxy statement/prospectus, if and when it becomes available, and the other relevant documents filed with the SEC.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Executing a Clear Strategic Vision

New York
Stock Exchange

Private,
member
owned, not-for-
profit

Single product
focus

Maintain status
quo; defend
listed share

NYSE Group
(NYSE: NYX)

Public, for-profit

Diversification
of products in
cash equities
and options

Industry
dynamics
necessitate
change and
innovation (e.g.,
pricing, Hybrid
Market)

NYSE
Euronext

World’s largest
exchange
group

Global
presence
across multiple
product
classes with
strong growth
characteristics

Past

Present

Future

Merger with
Archipelago

Merger with
Euronext

Transforming
the NYSE

Transforming
the Markets

The World’s Most Recognized Exchange Brand

Founded: 1792

NYSE/Arca Merger/Public Company:
2006

Market leader in listed companies

93% of the Dow Jones Industrial
Average

85% of the S&P 500

84% of the Fortune 500

50% of Fortune’s 100 Fastest
Growing Companies

As of October 12, 2006.

Source: NYSE Data, ILX and Commscan Equidesk, excludes closed-end funds.

Note: Data is for 1/1/01 to 9/30/06. Qualified U.S. IPO proceeds is the aggregate proceeds raised by companies listing on U.S. exchanges that qualify to list under the NYSE’s standards, as measured by the aggregate proceeds raised by qualified companies listing on U.S. exchanges.

NYSE Lists 90% of Qualified
U.S. IPO Proceeds

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$23.0
$9.2
$7.8
$6.2
$4.4
$3.2
NYSE
London Stock Exchange
Euronext
Tokyo Stock Exchange
Nasdaq
Deutsche Borse

NYSE Group

The Global Listings Market of Choice

Note: Figures denote total worldwide market capitalization for listed operating companies.  LSE figure includes Main Market listings only.
Source: World Federation of Exchanges, Reuters, Bloomberg and NYSE Group as of September 30, 2006.

Highest overall listing standards

Inclusion among global leaders

Access to diverse investor base

Specialist accountability

Value-added services and products

Long-term visibility opportunities

$tn

NYSE’s Listed Company Total Markets Capitalization is $23.0 trillion

Well Positioned for Growth and Profitability

Transaction Related

Listings

Market Data

Cash Equities

Transaction revenue growth
driven by new pricing

Overall market growth driven
by Hybrid

ETFs

Leading position in fast
growing market

Options

Introduction of new trading
platform, pricing, and market
structure in Q3 2006

Bonds

Leverage NYSE Arca
technology

Trading Licenses

New high margin source of
revenue

NYSE

World’s premier listings
venue

Strong source of recurring
revenue

NYSE Arca

Expands NYSE Group’s
reach to more quality
companies

Compelling value
proposition with Lead
Market Maker model

First IPO (Darwin
Professional Underwriters)
on May 19, 2006

First transfer from Nasdaq
(BFC Financial) on June 27,
2006

First transfer from Amex
(Evergreen Energy) on
September 29, 2006

NYSE OpenBook® , NYSE
Broker Volume®,
ArcaBookSM and TAQ Data

Proprietary data product
revenues grew 24% in 2005

NYSE Best Quotes launched
on November 1st

Commercialization
opportunities include:

NYSE InfoToolsSM

Quantitative Information
Products

New cash equity and multi-
asset class data products

1,603
1,778
1,866
1,968
1,777
80.0
78.7
76.7
76.3
72.4
2,000
1,500
1,000
500
0
100.0
80.0
60.0
40.0
20.0
0.0
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
NYSE Group ADV
NYSE Group Share

NYSE Group

NYSE Group’s NYSE-Listed Volume
Up 11% From Q3 2005

Q3 2005- Q3 2006

ADV
shares
in mm

Source: Consolidated Tape. Share of trading on a “handled” basis.

Share
%

Comments

New pricing provides
opportunity to capture
incremental revenue

NYSE Group set the
NBBO 91% of the time
during the first nine
months of 2006

Hybrid MarketSM rollout
will be completed by
February 2007

Integration of
automated and
auction markets

Delivers greater
investor choice

600
500
400
300
200
100
0
100.0
80.0
60.0
40.0
20.0
0.0
374
388
485
540
477
22.8
22.1
23.0
25.2
25.5
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
NYSE Group ADV
NYSE Group Share

NYSE Group

NYSE Group’s Nasdaq-Listed Volume
Up 28% Since Q3 2005

Q3 2005- Q3 2006

Share
%

ADV
shares
in mm

Source: Consolidated Tape. Share of trading on a “handled” basis.

Note: (1) For the period 10/30/06-11/13/06 versus 10/1/06-10/29/06.

Comments

Integration of three
competing order
books to a single
platform could drive
additional market
share gains

Since October 30th,
2006, NYSE Arca’s
Nasdaq-listed
matched market
share has increased
2.7 percentage
points1

200
150
100
50
0
100.0
80.0
60.0
40.0
20.0
0.0
106
133
154
195
171
38.4
40.5
42.8
42.9
43.5
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
NYSE Group ADV
NYSE Group Share

NYSE Group

Comments

NYSE Group is the Leader in ETF Trading

Q3 2005- Q3 2006

Share
%

ADV
shares
in mm

Source: Consolidated Tape. Share of trading on a “handled” basis.

NYSE Group is the
leader in ETFs with 44%
market share

NYSE Group’s ETF
volume up 61% from Q3
2005

NYSE Group ETF
listings grew from 18 at
start of 2005 to 131 as of
November 2006

Transfer of 81 BGI
iShares from Amex to
NYSE (61) and NYSE
Arca (20)

40 transfers to NYSE
to date

15 transfers to NYSE
Arca on October 20,
2006

1,000
800
600
400
200
0
100.0
80.0
60.0
40.0
20.0
0.0
499
736
785
701
699
9.6
11.5
10.9
9.4
10.3
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
NYSE Average Daily Contracts
NYSE Group Share

NYSE Group

NYSE Group’s Share of Equity Options Volume
Up 40% Since Q3 2005

Q3 2005- Q3 2006

%

ADV
contracts
in 000s

Source: Options Clearing Corporation.

Comments

Introduced new NYSE
Arca Options pricing,
market structure, and
technology platform
during Q3 2006

Currently 25 market
makers

Recently added
SLK, UBS and
Credit Suisse as
Lead Market
Makers

Optimizing Investor Choice Through Two Exchanges

$0.003 per share charge to take liquidity

$0.002 per share rebate to provide liquidity

$0.001 per share charge for orders routed

$0.00025 per share charge to take liquidity

$0.00025 per share charge to provide liquidity

$0.00025 per share charge for orders routed

$750,000 per month cap per firm

NYSE-listed
Pricing

NYSE-listed securities

NYSE Arca and Amex-listed securities

Nasdaq-listed securities

ETFs

Options

NYSE-listed securities

ETFs

Bonds

Products
Traded

Open, all-electronic stock exchange

Fast, direct access to broad range of markets

Diverse array of order types

World’s largest, most liquid cash equities market

Floor-based auction market with central point of
liquidity

Specialist obligation to provide two-sided quote

Hybrid Market integrates best aspects of auction
market and automated trading

Primary
Attributes

NYSE Arca

NYSE

NYSE Group

Four Phases of Hybrid Market Implementation

Targeted to begin in late December

Introduction of additional order types

Functionality to ensure compliance with
Reg NMS, including intermarket sweeps

Phase IV

Full rollout began October 6, 2006
with two symbols

215 symbols included as of November
16th

Sequential rollout targeted for
completion in December

Remove size and time restrictions on
current Direct+ system

New functionality including sweeps and
discretionary orders

Inclusion of liquidity replenishment points
to curb wide price movements

Phase III

Completed

New electronic tools for specialists

Phase II

Completed

New electronic tools for floor brokers

Phase I

Status

Primary Attributes

Initial Results of Hybrid Phase III are Encouraging

89.4%

86.7%

% of Time Setting or Matching NBBO

98.9%

-

% of Time Fast

Since Hybrid

Pre-Hybrid

80.2%

73.5%

Fill Rate at NYSE 2

9,770

7,998

Liquidity (Shares at Best Bid/Offer)

13.77

16.23

Quoted Spread (bps)

80.0%

18.5%

% of Volume Auto-Executed

91.0%

29.0%

% of Trades Auto-Executed

(1)

Based on 109 stocks in Phase III pilot as of November 13th. Based on the 30-day period for any stock prior to its Phase III enablement. Weighted daily averages used for comparison. For NYSE only; does not include NYSE Arca.  Source: NYSE Group.

(2)

Per SEC Rule 605, all marketable orders.

Phase III Hybrid Stocks 1

Broadening Our Portfolio of Trading Services
Through Innovation

MatchPoint Trading

July 17, 2006

Acquisition

Leading-edge
portfolio crossing
technology with
unique benchmark
pricing model

Develop a portfolio
crossing service with
one-stop execution of
global equity baskets

Marco Polo Network

September 18, 2006

Equity Stake

Intra-market
connectivity and
routing to brokers
and exchanges in
over 40 emerging
markets

Further increase
exposure to fast-
growing emerging
markets and
derivatives markets

NYSE Trade
Reporting Facility

October 13, 2006

In-house development

Low-cost, high-value
trade reporting facility
for internally executed
block transactions

Enhance customer
choice with diverse
array of products and
services

Announced

Transaction

Description

Benefits

On Target to Deliver $200 Million in Cost Savings

Other Drivers

Employee & Benefits Drivers

Technology Drivers

Create shared services
organization across NYSE

Finance

Human Resources

Legal

Procurement

Rationalize marketing and
professional services
expenditures

Consolidate space

Trading floor

Sales offices

Headcount reductions of
over 950 employees since
March 2005

35% workforce reduction on
combined pro-forma basis
excluding NYSE Regulation

Align Benefit Plans with
comparable for-profit
companies

De-layer organization

Rollout new trading
platforms

Hybrid

NYSE Arca Options

Simplify technology

Re-platform

Eliminate mainframes

Consolidate technology
solutions

Disaster Recovery sites

Web-Hosting

Leverage SFTI network to
eliminate redundant
customer connections

First $100 million delivered during 2005 and 2006

Executing plans to deliver the next $100 million in 2007

Creating the First Multi-Product Global Exchange
Group Through Combination with Euronext

Global Cash
Equities

Global
Derivatives

New York

Amsterdam

Brussels

Lisbon

Paris

LIFFE

NYSE Arca
Options

Global branding

Multiple listing
offerings

Extended trading
hours

Common IT
platform

$30.0
25.0
20.0
15.0
10.0
5.0
0.0
3.9
21.9
$9.2
$6.2
$4.4
$3.2

NYSE Group

NYSE Euronext Will Be the World’s Largest
Cash Equities Marketplace

$tn

NYSE

$25.8

Euronext

Aggregate market cap is greater than that of
the next 4 exchanges combined

NYSE

Euronext

NASDAQ

Deutsche

Börse

LSE

Tokyo Stock

Exchange

Note: Figures denote total worldwide market capitalization for listed operating companies. NYSE international figure excludes domestic companies listed on Euronext ($1.1bn), and Euronext international figure excludes domestic and foreign companies listed on the NYSE
($3.9tn). LSE figure includes Main Market listings only.

Source: World Federation of Exchanges, Reuters, Bloomberg and NYSE Group as of September 30, 2006.

Combination Expected to Close in Q1 2007

Proxy statement/prospectus (Form S-4) for the combination filed with
SEC on September 21, 2006

Filed second amendment on November 13, 2006 in response to
SEC comments

NYSE Group and Euronext shareholder meetings to approve
combination targeted for December 2006

Combination anticipated to close during Q1 2007

Financial Highlights

$500
$375
$250
$125
$0
30%
25%
20%
15%
10%
5%
0%
$383
$440
7.5%
23.6%
Q3 2005
Q3 2006
Revenue
Pre-tax Margin

NYSE Group

Transaction fees - up 27%

Regulatory fees - up 35%1

Licensing, facility and equipment –
up 122%2

Compensation and benefits –
down 9%

Systems - down 16%

Pre-tax profit - up 127%

$mm

Highlights

Comparison of Q3 2005 vs. Q3 2006

Q3 2006 Strong Performance

Note: Per condensed consolidated statements of income including proforma financial measures. Revenues are net of activity assessment fees.

1 Regulatory fees generated from the SRO structure of the NYSE Group are used to fund member firm examinations and other regulatory activities.

2 Includes new revenue stream from the sale of trading licenses.

$ mm	
Cash and Investment securities [1]	**$842.3**
Working Capital	**$625.0**
Total Equity	**$1,603.2**

NYSE Group

Strong Financial Position

NYSE Group Key Balance Sheet Indicators at September 30, 2006

No debt

Strong cash position

¹ Includes $64.6mm of Section 31 fees due to the SEC

Completed
NYSE/Archipelago
merger on March 7th

NYSE Group Has Achieved a Number of Milestones
Since Becoming Public in March

Q2 2006

Completed 28.75
million share
secondary offering

Signed a $20bn
combination
agreement with
Euronext

Implemented new
transaction pricing
on the NYSE for
NYSE-listed trading,
including elimination
of the 2% cap

Introduced new
NYSE Arca Options
trading, market
structure and pricing

Broadened product
portfolio with
acquisition of
MatchPoint Trading
and investment in
Marco Polo Network

Implemented new
transaction pricing for
NYSE-listed trading on
NYSE Arca

Initiated Phase III of
Hybrid MarketSM

Acquired Amex’s one-
third ownership in
SIAC

Announced
elimination of over 500
positions

35% workforce
reduction on combined
pro-forma basis
excluding NYSE
Regulation

Q1 2006

Q3 2006

Q4 2006

Great Progress…More To Do